[PHOTO OMITTED]

Gabelli
Gold
Fund,
Inc.

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                               [GRAPHIC OMITTED]

Gabelli Gold Fund, Inc.
Semi-Annual Report - June 30, 1999

                                                                 [PHOTO OMITTED]
                                                                    Caesar Bryan

To Our Shareholders,

      On two occasions during the past six months, just when gold and gold equity shares began to perform well, the rallies were derailed by news of official sector sales. In the first quarter of 1999, it was news that the International Monetary Fund ("IMF") wanted to sell a portion of its gold holdings to help relieve the debt burden of some lesser-developed countries. However, much more dramatic was the announcement by the Bank of England on May 7 that the United Kingdom intended to sell more than half of its gold reserves. This reversed the rally and helped push the price of gold to a twenty-year low by the end of June.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Gold Fund's (the "Fund") net asset value declined 1.1%. The Lipper Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies had total returns of 2.1% and 12.4%, respectively, over the same period. The XAU index is an unmanaged indicator of stock market and investment performance, while the Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund declined 5.1% over the trailing twelve-month period. The Lipper Gold Fund Average and XAU Index declined 5.2% and 5.8%, respectively, over the same twelve-month period.

For the three-year period ended June 30, 1999, the Fund's total return averaged (25.9)% annually versus average annual total returns of (22.2)% and (17.8)% for the Lipper Gold Fund Average and XAU Index, respectively. Since inception on July 11, 1994 through June 30, 1999, the Fund had a cumulative decline of 45.6%, which equates to an average annual return of (11.5)%.

INVESTMENT RESULTS (a)

----------------------------------------------------------------------------------------------------------
                                                                    Quarter
                                                  -------------------------------------------
                                                    1st         2nd         3rd          4th         Year
1999:   Net Asset Value......................      $5.45       $5.39         --           --          --
        Total Return.........................      (3.7)%      (1.1)%        --           --          --
----------------------------------------------------------------------------------------------------------
1998:   Net Asset Value......................      $6.63       $5.68       $6.17        $5.66        $5.66
        Total Return.........................      12.9%      (14.3)%       8.6%        (8.3)%       (3.6)%
----------------------------------------------------------------------------------------------------------
1997:   Net Asset Value......................     $11.83       $9.79       $9.17        $5.87        $5.87
        Total Return.........................      (4.0)%     (17.2)%      (6.3)%      (35.4)%      (51.9)%
----------------------------------------------------------------------------------------------------------
1996:   Net Asset Value......................     $14.00      $13.40      $13.46       $12.32       $12.32
        Total Return.........................      22.7%       (4.3)%       0.4%        (8.5)%        8.0%
----------------------------------------------------------------------------------------------------------
1995:   Net Asset Value......................     $11.00      $11.96      $12.27       $11.41       $11.41
        Total Return.........................      (0.6)%       8.7%        2.6%        (7.0)%        3.1%
----------------------------------------------------------------------------------------------------------
1994:   Net Asset Value......................        --          --       $12.37       $11.07       $11.07
        Total Return.........................        --          --        23.7%(b)    (10.5)%       10.7%(b)
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Average Annual Returns - June 30, 1999 (a)

               1 Year....................................  (5.1)%
               3 Year.................................... (25.9)%
               Life of Fund (b).......................... (11.5)%

--------------------------------------------------------------------------------

                                 Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                 Rate Per Share              Reinvestment Price
-----------------                 --------------              ------------------
December 29, 1997                     $0.058                        $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

Our Investment Objective

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

                                [GRAPHIC OMITTED]

   [The following table was depicted as a pie chart in the printed material.]

North America         62.8%
South Africa          29.0%
Australia              5.2%
Europe                 1.7%
Latin America          1.3%

COMMENTARY

      During the second quarter, there was a marked differentiation in the performance of the larger, more liquid gold equities and the rest of the companies in the sector. The larger constituents of the XAU index, namely Newmont Mining, Barrick Gold and Placer Dome, which together make up 56% of the index, rose by 12.8%, 13.6%, and 4.4% respectively. However, with few exceptions, North American mid-cap and foreign gold equities suffered huge losses during the quarter as investors liquidated holdings. Low cost producers with solid growth potential such as GoldCorp, Meridian Gold and IAM Gold, all of which are significant Fund holdings, declined by between 18% and 24%. We do not believe this divergence in performance is warranted by fundamentals but rather reflects the fear that currently grips the market and a premium that investors are willing to attach to companies with trading liquidity. Aside from the large capitalization stocks, winners during the quarter included the Fund's platinum holdings such as Impala, Stillwater Mining and Northam which rose by 44%, 23% and 14%, respectively. Two portfolio holdings were acquisition targets during the quarter: West Rand Consolidated Mines and its subsidiary Kalahari both agreed to be taken over by Harmony.

      The decision by the British Treasury to publicly auction a portion of its gold reserves has aroused considerable criticism from many corners. Indeed, on June 16, a week after the decision was announced, a debate took place in the House of Commons concerning the proposed sale. Peter Tapsell, a Member of Parliament in opposition to the sale, gave eight reasons why the sale goes against Britain's national interest. We paraphrase his comments below:

      First, a move such as the one announced on May 7 was always likely to destabilize the gold price, as Britain is a leading Group of Seven country whose example is likely to influence other countries and it was not expected to sell gold. Market sentiment has become overwhelmingly negative and the price has collapsed. Second, the decision reduces our monetary independence and monetary sovereignty. We are told that the decision is not connected with preparations for joining the euro, but if we were to join--the Treasury has said that 40% of the proceeds from those gold sales will be invested in the euro--and if the euro were then to collapse or we were obliged to leave in the future, the absence of significant gold reserves would make it much more difficult to establish the credibility of any new currency that we would set up. Third, the decision smacks of short term thinking. In their foreign reserve policy, governments and central banks are supposed to act in the long term interests of their country. It is true that on a short term view, gold has not performed well purely as an investment in the past 20 years, but that reflects mainly the success, which is possibly temporary, of central banks in controlling inflation. No government can be sure that price stability will endure forever. Fourth, the decision is a threat to the London gold market because it reduces the Bank's ability to act as what is known as a swing lender to the market. Fifth, about 20% of the proceeds are to be invested in yen--so the Treasury tells us. Yet, by lending gold we could earn a better return, as the rate of interest on gold is higher than that on yen investments. I have already mentioned that 40% is to be invested in euros, yet we hear that the Netherlands is already taking steps to build up its foreign reserves to protect the guilder if the euro were to collapse. Sixth, the concept of reserve management that lies behind the decision is deeply flawed. The Treasury has argued that gold makes up almost half of the non-hedged or "net reserves", to quote its press release. That concept of net reserves is arbitrary, as it all depends on what liabilities are deducted from gross assets. After the intended sale of 415 million tonnes of our gold--125 million tonnes straight away and 290 million tonnes in the medium term--our gold reserves will be only 7% of our gross reserves, which is slightly less than those of Albania. Seventh, the history of the past fifty years shows again and again that United Kingdom governments have from time to time been forced to intervene, either to stop the pound from rising too quickly or, more frequently, to try to slow a fall in the pound. It makes no sense to throw away a key element of that instrument. No other major country is doing so. In relation to imports, our reserves are already far smaller than those of comparable countries. Eighth, in the view of many leading bullion dealers, the method of sale chosen--auctions--is also ill advised. Whatever the merits of transparency, the U.K. taxpayer has certainly lost substantially from the drop in the price consequent on the announcement and the resulting fall in the expected proceeds from gold sales. Each bi-monthly auction of our gold--the first of which will be held as soon as July 6--is likely to worsen that problem.

      Mr. Tapsell's last point was prescient. The first auction took place on July 6 and 25 tonnes (803,600 ounces) were sold at $261.20 per ounce compared to a price of $290 per ounce just before the announcement. A total of 4.2 million ounces was bid for which meant the auction was covered 5.2 times. Following the auction, short sellers entered the market and drove the price to a new low.

      Of course, waiting in the wings is the IMF, which also wants to sell part of its holdings. Ironically, this sale is being undertaken to help pay for debt relief of highly indebted poorer countries. Many of these countries, located in Africa, are gold producers. South Africa, with high unemployment, has opposed IMF sales vigorously and opposition to the proposal is growing in the U.S. Congress.

      We would not be surprised to see the IMF proposal defeated in Congress or even prior to such an event, the IMF changing its position. Additionally, it is possible that the British government will review its policy. These moves would help restore stability to the gold market.

      The British announcement has created immensely negative sentiment towards gold and has provided short sellers with an opportunity to add to positions as evidenced by higher lease rates. However, with the recovery falling hard in the Far East, the basic demand supply equation remains highly supportive to higher prices but we cannot predict when fundamentals will assert themselves.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1999.

Anglogold Ltd. (ANGJ.J - $43.09 - Johannesburg Stock Exchange) comprises the South African gold assets of the Anglo American Group. The company's reorganization involved an offering of shares in Vaal Reefs to shareholders in the other mines and then a name change from Vaal Reefs to Anglogold. The company is solely focused on gold and in the future, management efforts will not be diluted by other mining activities. Over time, we expect the company will expand outside South Africa, possibly by acquiring Minorco's gold assets. In the meantime, further improvements can be expected from the company's extensive South African assets.

Barrick Gold Corp. (ABX - $19.375 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

Euro-Nevada Mining Corp. (EN.TO - $11.89 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

GoldCorp Inc. (GA.TO - $4.90 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Gold Fields Ltd. (GFLJ.J - $3.43 - Johannesburg Stock Exchange) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities.

Harmony Gold Mining Ltd. (HARJ.J - $4.71 - Johannesburg Stock Exchange) is a medium size gold company producing nearly one million ounces of gold per year. The company has developed a core competency in mining low grade ore from underground very efficiently. Harmony Gold Mining has taken these skills and applied the techniques to other poorly managed mines with success. Any small increase in the gold price will likely have a very positive impact on profits.

Homestake Mining Co. (HM - $8.1875 - NYSE) is the fourth largest North American gold mining company with operations in all of the major gold regions except South Africa. The company has been aggressive in replacing production due to the depletion of older mines in the United States. Homestake has recently made acquisitions in Australia, Canada and South America. The company does not hedge its gold production and is a higher cost producer. This makes Homestake highly operationally leveraged to changes in the gold price.

Meridian Gold Inc. (MDG - $4.625 - NYSE) is a small Nevada-based gold mining company that expects to produce 250,000 ounces of gold in 1999. The company is currently building a mine in Chile that is on budget for startup later in 1999. Meridian has an active exploration program focused near their Chilean mine and in Nevada on the Carlin Trend.

Newmont Mining Corp. (NEM - $19.875 - NYSE) is one of the premier growing gold mining companies in North America. Following a merger with Santa Fe Gold in May 1997, the company significantly added to its gold reserves. Newmont expects to produce about four million ounces in 1999 at a cash cost of less than $200 per ounce. Seventy five percent of the company's production comes from Nevada, where Newmont has a very large land position. Outside the United States, the company has operations in

Indonesia, Peru and Uzbekistan. The company is currently developing a large copper and gold porphyry in Indonesia. Although Newmont is a low cost producer, the stock is very sensitive to changes in the gold price because the company does not hedge its production and has a significant amount of debt.

Placer Dome Inc. (PDG - $11.8125 - NYSE) is one of the leading gold mining companies in North America. In 1999, the company expects to produce 2.9 million ounces of gold and over 10 million ounces of silver. Placer Dome also has copper interests. The company operates mines in North America, Australia, Papua New Guinea and Chile. Placer Dome's most profitable mine is the Pipeline in the United States that produces gold at a cash cost of less than $100 per ounce. Placer's main development property is located in Venezuela, which is a large project expected to cost over $500 million to bring into production.

Stillwater Mining Co. (SWC - $32.6875 - AMEX) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electronic components for personal computers and cellular telephones. Historically, platinum has traded at a premium to the gold price. Russia is the world's major producer of palladium. However, due to uncertainties about supplies, combined with strong demand, the price of palladium has risen sharply during the past year. Stillwater controls a massive high-grade platinum/palladium ore body in southern Montana. New management has been successful in improving mining operations and is now embarking on an expansion program. The company has excellent growth potential.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund remains concentrated in leading gold companies and mid-sized gold producers with excellent growth potential. These companies are highly operationally leveraged and should perform well in a higher gold price environment.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.


                                   Sincerely,


                                   /s/ Caesar Bryan

                                   Caesar Bryan
                                   President and Portfolio Manager


July 15, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1999
                                  -------------

      Placer Dome Inc.                       Anglogold Ltd.
      Barrick Gold Corp.                     Stillwater Mining Co.
      Newmont Mining Corp.                   Impala Platinum Holdings Ltd.
      Harmony Gold Mining Ltd.               Homestake Mining Co.
      Gold Fields Ltd.                       GoldCorp Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================

                                                                      Market
    Shares                                                Cost         Value
    ------                                                ----         -----
             COMMON STOCKS -- 94.3%
             Metals and Mining -- 94.3%
             Australia -- 5.4%
   220,000   Lihir Gold Ltd.+ ......................  $   316,088   $   166,010
   300,000   Normandy Mining Ltd. ..................      350,817       199,768
    80,000   Ranger Minerals NL+ ...................      235,400       124,441
   300,000   Resolute Samantha Ltd. ................      290,386       150,918
   140,000   Ross Mining NL ........................       93,129        59,308
                                                      -----------   -----------
                                                        1,285,820       700,445
                                                      -----------   -----------
             Ireland -- 0.7%
   214,771   Glencar Explorations plc+ .............      140,524        94,792
                                                      -----------   -----------
             North America -- 55.6%
    35,000   Agnico-Eagle Mines Ltd. ...............      212,035       244,711
     5,000   Apex Silver Mines Ltd.+ ...............       59,000        61,875
    45,000   Barrick Gold Corp. ....................      946,563       871,875
    32,600   Bema Gold Corp.+ ......................       66,803        18,338
    35,700   Euro-Nevada Mining Corp. ..............      396,922       424,527
    26,700   Franco-Nevada Mining Corp. ............      461,553       413,115
   122,900   GoldCorp Inc., Cl. A+ .................      546,513       602,024
    35,000   Golden Star Resources Ltd.+ ...........      273,762        25,421
    94,200   Guyanor Resources SA, Cl. B+ ..........      142,317        30,550
    78,640   Homestake Mining Co. ..................      805,562       643,865
   144,700   IAM Gold+ .............................      532,386       293,301
   150,000   Kinross Gold Corp.+ ...................      430,495       251,728
    10,000   Meridian Gold Inc.+ ...................       43,000        46,250
    70,000   Meridian Gold Inc., Instl.+ ...........      253,534       323,976
   168,800   Moydow Mines
               International Inc. + (a) ............      103,662       159,671
    41,700   Newmont Mining Corp. ..................      909,085       828,788
    93,120   Placer Dome Inc. ......................    1,034,775     1,099,980
    20,025   Stillwater Mining Co.+ ................      243,540       654,567
   276,000   TVX Gold Inc.+ ........................      991,921       263,752
    22,437   Venoro Gold Corp., Cl. A+ .............       88,428         2,274
                                                      -----------   -----------
                                                        8,541,856     7,260,588
                                                      -----------   -----------
             Peru -- 1.4%
    23,801   Cia De Minas
               Buenaventura SA, Cl. B ..............       85,310       181,965
                                                      -----------   -----------
             South Africa -- 30.1%
     8,529   Anglogold Ltd. (a) ....................      575,717       367,488
    13,400   Anglogold Ltd., ADR ...................      321,014       288,100
    21,658   Ashanti Goldfields Ltd. (a) ...........        1,897         2,166
    60,000   Ashanti Goldfields Ltd., ADR ..........      461,067       416,250
   205,000   Avgold Ltd.+ (a) ......................      175,409       111,769
   100,700   Durban Roodepoort Deep
               Ltd. + (a) ..........................      255,017       173,554
    75,000   Durban Roodepoort Deep
               Ltd., ADR+ ..........................      169,688       131,250
    46,000   Gold Fields Ltd. (a) ..................      319,463       158,125
   147,249   Gold Fields Ltd., ADR .................      657,486       505,120
    70,000   Harmony Gold Mining Ltd. (a) ..........      297,728       329,449
    78,000   Harmony Gold Mining Ltd., ADR .........      482,726       377,813
    26,000   Impala Platinum Holdings Ltd., ADR ....      308,425       649,999
   128,355   Kalahari Goldridge Mining Co. Ltd.+ ...       72,594        44,669
   367,750   Northam Platinum Ltd.+ ................      452,320       294,964
    52,200   West Rand Consolidated
               Mines Ltd.+ .........................      142,175        84,343
                                                      -----------   -----------
                                                        4,692,726     3,935,059
                                                      -----------   -----------
             United Kingdom -- 1.1%
    34,273   Randgold Resources Ltd., ADR+ .........      316,886       137,092
                                                      -----------   -----------

             TOTAL COMMON STOCKS                       15,063,122    12,309,941
                                                      -----------   -----------
             OPTIONS -- 0.1%
             South Africa -- 0.1%
    47,000   Durban Roodepoort Deep Ltd.+ ..........      143,391        10,515
    23,630   Durban Roodepoort Deep Ltd.,
               Ser. B+ .............................       54,682         9,007
                                                      -----------   -----------
                                                          198,073        19,522
                                                      -----------   -----------
 Principal
    Amount
    ------
             U.S. GOVERNMENT OBLIGATIONS -- 9.9%
$1,300,000   U.S. Treasury Bills,
               4.49% to 4.64% ++,
               due 08/05/99 to 09/23/99 ............    1,291,525     1,291,651
                                                      -----------   -----------
             TOTAL
               INVESTMENTS -- 104.3% ...............  $16,552,720    13,621,114
                                                      ===========
             Other Assets and
               Liabilities (Net) -- (4.3)% .........                   (566,764)
                                                                    -----------
             NET ASSETS  --  100.0%
               (2,423,825 shares outstanding) ......                $13,054,350
                                                                    ===========
             NET ASSET VALUE,
               Offering and Redemption
               Price Per Share .....................                      $5.39
                                                                          =====
             For Federal tax purposes:
             Aggregate cost ........................                $16,552,720
                                                                    ===========
             Gross unrealized appreciation .........                $ 1,196,241
             Gross unrealized depreciation .........                 (4,127,847)
                                                                    -----------
             Net unrealized depreciation ...........                $(2,931,606)
                                                                    ===========

                                                                        Net
                                                       Settlement   Unrealized
                                                          Date     Depreciation
                                                          ----     ------------
             FORWARD FOREIGN EXCHANGE CONTRACTS
289,324(b)   Deliver Canadian Dollars in
               exchange for
               USD 195,483 .........................    07/06/99        $(2,386)

---------------
(a)   Security fair valued as determined by the Board of Directors.
(b)   Principal amount denoted in Canadian Dollars.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
USD - U.S. Dollars.

                                                   % of
                                                  Market                Market
Geographic Diversification                         Value                 Value
--------------------------                         -----                 -----
North America                                      62.8%             $ 8,552,239
South Africa                                       29.0%               3,954,581
Australia                                           5.2%                 700,445
Europe                                              1.7%                 231,884
Latin America                                       1.3%                 181,965
                                                  ------             -----------
                                                  100.0%             $13,621,114
                                                  ======             ===========

                See accompanying notes to financial statements.

                             Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================

Assets:
   Investments, at value (Cost $16,552,720) ................       $ 13,621,114
   Receivable for investments sold .........................            345,388
   Deferred organizational expenses ........................              1,348
                                                                   ------------
   Total Assets ............................................         13,967,850
                                                                   ------------
Liabilities:
   Payable for investments purchased .......................            807,911
   Payable for Fund shares redeemed ........................              4,500
   Payable for investment advisory fees ....................             10,377
   Payable for distribution fees ...........................              2,599
   Payable to custodian ....................................             10,043
   Unrealized depreciation on forward
       foreign exchange contracts ..........................              2,386
   Other accrued expenses ..................................             75,684
                                                                   ------------
   Total Liabilities .......................................            913,500
                                                                   ------------
   Net Assets applicable to 2,423,825
       shares outstanding ..................................       $ 13,054,350
                                                                   ============
Net Assets consist of:
   Capital stock, at par value .............................       $      2,424
   Additional paid-in capital ..............................         21,676,423
   Accumulated net investment loss .........................           (335,988)
   Accumulated net realized loss on investments
       and foreign currency transactions ...................         (5,354,517)
   Net unrealized depreciation on investments
       and foreign currency transactions ...................         (2,933,992)
                                                                   ------------
   Total Net Assets ........................................       $ 13,054,350
                                                                   ============
   Net Asset Value, offering and redemption
       price per share ($13,054,350/2,423,825
       shares outstanding; 1,000,000,000 shares
       authorized of $0.001 par value) .....................              $5.39
                                                                          =====

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $471) .................         $  76,612
   Interest .................................................             9,394
                                                                      ---------
   Total Investment Income ..................................            86,006
                                                                      ---------
Expenses:
   Investment advisory fees .................................            57,994
   Distribution fees ........................................            14,499
   Legal and audit fees .....................................            20,027
   Shareholder report expenses ..............................            19,616
   Shareholder services fees ................................            18,376
   Registration fees ........................................            14,750
   Custodian fees ...........................................             9,298
   Organizational expenses ..................................             8,775
   Directors' fees ..........................................             7,920
   Interest expense .........................................               765
   Miscellaneous expenses ...................................             2,958
                                                                      ---------
   Total Expenses ...........................................           174,978
                                                                      ---------
   Net Investment Loss ......................................           (88,972)
                                                                      ---------

Net Realized and Unrealized Loss
  on Investments:
   Net realized loss on investments and
       foreign currency transactions ........................          (150,366)
   Net change in unrealized depreciation
       on investments and foreign currency
       transactions .........................................          (685,817)
                                                                      ---------
   Net realized and unrealized loss
       on investments and foreign
       currency transactions ................................          (836,183)
                                                                      ---------
   Net decrease in net assets resulting
       from operations ......................................         $(925,155)
                                                                      =========

Statement of Changes in Net Assets
================================================================================

                                                                          Six Months Ended   Year Ended
                                                                            June 30, 1999   December 31,
                                                                             (Unaudited)        1998
                                                                            ------------    ------------
Operations:
   Net investment loss ..................................................   $    (88,972)   $   (221,481)
   Net realized loss on investments and foreign currency transactions ...       (150,366)     (3,093,749)
   Net change in unrealized depreciation on investments
     and foreign currency transactions ..................................       (685,817)      1,873,747
                                                                            ------------    ------------
   Net decrease in net assets resulting from operations .................       (925,155)     (1,441,483)
                                                                            ------------    ------------
Capital share transactions:
   Net increase in net assets from capital share transactions ...........      2,703,695       4,620,443
                                                                            ------------    ------------
   Net increase in net assets ...........................................      1,778,540       3,178,960

Net Assets:
   Beginning of period ..................................................     11,275,810       8,096,850
                                                                            ------------    ------------
   End of period ........................................................   $ 13,054,350    $ 11,275,810
                                                                            ============    ============

                See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1998 of $4,787,682. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; and $2,737,815 is available through 2006.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $14,499, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $3,023,720 and $1,261,809, respectively.

7. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1999.

The average daily amount of borrowings outstanding during the six months ended June 30, 1999 was $273,333, with a related weighted average interest rate of 5.59%. The maximum amount borrowed at any time during the six months ended June 30, 1999 was $410,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                        Six Months Ended                 Year Ended
                                                          June 30, 1999               December 31, 1998
                                                   --------------------------    --------------------------
                                                     Shares         Amount         Shares         Amount
                                                     ------         ------         ------         ------
Shares sold ....................................    1,954,352    $ 11,489,328     9,430,921    $ 59,452,171
Shares issued upon reinvestment of dividends ...           --              --            --              --
Shares redeemed ................................   (1,521,144)     (8,785,633)   (8,819,870)    (54,831,728)
                                                   ----------    ------------    ----------    ------------
  Net increase .................................      433,208    $  2,703,695       611,051    $  4,620,443
                                                   ==========    ============    ==========    ============

Gabelli Gold Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                 Six Months Ended                    Year Ended December 31,
                                                   June 30, 1999    -----------------------------------------------------------
                                                    (Unaudited)       1998        1997        1996          1995          1994+
                                                    -----------       ----        ----        ----          ----          -----
Operating performance:
    Net asset value, beginning of period ..........   $  5.66       $  5.87     $ 12.32     $ 11.41       $ 11.07       $ 10.00
                                                      -------       -------     -------     -------       -------       -------
    Net investment loss ...........................     (0.01)        (0.03)      (0.26)      (0.19)(a)     (0.15)(a)      0.00(a)
    Net realized and unrealized gain (loss)
      on investments ..............................     (0.26)        (0.18)      (6.13)       1.10          0.49          1.07(b)
                                                      -------       -------     -------     -------       -------       -------
    Total from investment operations ..............     (0.27)        (0.21)      (6.39)       0.91          0.34          1.07
                                                      -------       -------     -------     -------       -------       -------
Distributions to shareholders:
    In excess of net investment income ............        --            --       (0.06)         --            --            --
                                                      -------       -------     -------     -------       -------       -------
    Total distributions ...........................        --            --       (0.06)         --            --            --
                                                      -------       -------     -------     -------       -------       -------
    Net asset value, end of period ................   $  5.39       $  5.66     $  5.87     $ 12.32       $ 11.41       $ 11.07
                                                      =======       =======     =======     =======       =======       =======
    Total return++ ................................      (4.8)%        (3.6)%     (51.9)%       8.0%          3.1%         10.7%
                                                      =======       =======     =======     =======       =======       =======
Ratios to average net assets and supplemental data:
    Net assets, end of period (in 000's) ..........   $13,054       $11,276     $ 8,097     $16,963       $14,510       $17,634
    Ratio of net investment loss
      to average net assets .......................     (1.53)%(c)    (1.82)%     (2.60)%     (1.41)%       (1.12)%       (0.26)%(c)
    Ratio of operating expenses
      to average net assets (d) ...................      3.01%(c)      2.98%       3.24%       2.17%         2.25%         2.04%(c)
    Portfolio turnover rate .......................        11%           63%         27%         54%           38%           12%

----------
+     From commencement of operations on July 11, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Based on average month-end shares outstanding.
(b) Includes the effect of realized gains prior to significant increases in shares outstanding.
(c)   Annualized.
(d) The Fund incurred interest expense during the six months ended June 30, 1999 and the years ended December 31, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 3.00%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.

                See accompanying notes to financial statements.

                             Gabelli Family of Funds

Gabelli Asset Fund _____________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (No-Load)
                                          Portfolio Manager: Howard F. Ward, CFA

Gabelli Westwood Equity Fund ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                               Portfolio Manager: Susan M. Byrne

Gabelli Small Cap Growth Fund __________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(No-load)                               Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood SmallCap Equity Fund __________________________________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                                            Portfolio Manager: Lynda Calkin, CFA

Gabelli Westwood Intermediate Bond Fund ________________________________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (No-load)
                                               Portfolio Manager: Patricia Fraze

Gabelli Equity Income Fund _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood Balanced Fund _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(No-load)                   Portfolio Managers: Susan M. Byrne & Patricia Fraze

Gabelli Westwood Mighty Mites(SM) Fund _________________________________________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(No-Load)                  Team Managed: Mario J. Gabelli, CFA, Marc J. Gabelli,
                                            Laura K. Linehan and Walter K. Walsh

Gabelli Value Fund _____________________________________________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:
5-1/2%                                  Portfolio Manager: Mario J. Gabelli, CFA

Gabelli ABC Fund  ______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli U.S. Treasury Money Market Fund ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
                                             Portfolio Manager: Judith A. Raneri

The Treasurer's Fund ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-Load)
                                             Portfolio Manager: Judith A. Raneri

An investment in the above Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Global Series

      Gabelli Global Telecommunications Fund
      Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

      Gabelli Global Convertible Securities Fund
      Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load) Portfolio Manager: Hart Woodson

      Gabelli Global Interactive Couch Potato(R)Fund
      Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.
      (No-load)                               Portfolio Manager: Marc J. Gabelli

      Gabelli Global Opportunity Fund
      Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
      (No-load)               Portfolio Managers: Marc J. Gabelli & Caesar Bryan

Gabelli Gold Fund ______________________________________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (No-load)
                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ______________________________________________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (No-load)                      Portfolio Manager: Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

The Funds listed above are distributed by Gabelli & Company, Inc.

--------------------------------------------------------------------------------
     To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses. Read the prospectus carefully before you invest or send money.

                                  1-800-GABELLI

   (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                    One Corporate Center, Rye, New York 10580

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                       Werner J. Roeder, MD
Chairman and Chief                          Medical Director
Investment Officer                          Lawrence Hospital
Gabelli Asset Management Inc.
                                            Anthonie C. van Ekris
E. Val Cerutti                              Managing Director
Chief Executive Officer                     BALMAC International, Inc.
Cerutti Consultants, Inc.
                                            Daniel E. Zucchi
Anthony J. Colavita                         President
Attorney-at-Law                             Daniel E. Zucchi Associates
Anthony J. Colavita, P.C.

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                                Bruce N. Alpert
President and                               Vice President
Portfolio Manager                           and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB008Q299SR